UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2007

OLD POINT FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-12896	54-1265373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 West Mellen Street

Hampton, Virginia 23663

(Address of principal executive offices) (Zip Code)

(757)728-1200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) On January 9, 2007, the Board of Directors approved the appointment of Melissa L. Burroughs as Executive Vice President/Chief Lending Officer for Old Point National Bank and Senior Vice President for Old Point Financial Corporation, effective March 1, 2007. Ms. Burroughs will serve in the same capacity as Mr. Cary B. Epes, Executive Vice President/Chief Lending Officer, who will retire from the Registrant effective February 28, 2007. Ms. Burroughs joined the Registrant in 2005 and has more than 20 years of experience in the banking/financial industry.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Old Point Financial Corporation
Registrant

Date: January 11, 2007

/s/ Robert F. Shuford
Robert F. Shuford
Chairman of the Board
President & Chief Executive Officer